PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLE, NET	12 Months Ended
May 31, 2026
Prepayments Deposits And Other Receivable Net
PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLE, NET

NOTE 7 — PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLE, NET

Prepayments, deposits and other receivable, net consisted of the following:

	As of May 31,
	2026	2025
Prepayments	-	1,020
Deposits	28,650	29,382
Other receivables	59,780	34,027
	88,430	64,429
Less: allowance for credit losses	(1,546)	(1,125)
Prepayments, deposits and other receivable, net	86,884	63,304
Less: Non-current portion (Deposits)	(11,627)	(28,278)
Amount classified as current assets	75,257	35,026

The movement of allowances for expected credit losses is as follows:

	As of May 31,
	2026	2025
Balance at beginning of the year	1,125	528
Provision	422	602
Exchange adjustment	(1)	(5)
Balance at end of the year	1,546	1,125